Exhibit 99.4

Silver Fuels Processing, LLC

Financial Statements

as of June 30, 2024 and December 31, 2023

and for the three-month and six-month periods

ended June 30, 2024 and 2023

Silver Fuels Processing, LLC

Notes to the Financial Statements

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INDEPENDENT AUDITORS’ REVIEW REPORT Management Silver Fuels Processing, LLC Dallas, Texas

Results of Review of Interim Financial Information

We have reviewed the accompanying financial statements of Silver Fuels Processing, LLC, which comprise the balance sheet as of June 30, 2024 and the related statements of income and members’ equity for the three-month and six-month periods ended June 30, 2024 and 2023, and statements of cash flows for the six-month periods ended June 30, 2024 and 2023, and the related notes to the financial statements (collectively referred to as the “interim financial information”).

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in accordance with accounting principles generally accepted in the United States of America.

Basis for Review Results

We conducted our reviews in accordance with auditing standards generally accepted in the United States of America (GAAS) applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. A review of interim financial information is substantially less in scope than an audit in accordance with GAAS, the objective of which is the expression of an opinion regarding the financial information as a whole, and accordingly, we do not express such an opinion. We are required to be independent of Silver Fuels Processing, LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our reviews. We believe that the results of the review procedures provide a reasonable basis for our conclusion.

Related-Party Transactions

As discussed in Notes 4 and 5 to the accompanying financial statements, all revenues are derived from an entity in which the Company’s manager also controls. Our conclusion is not modified with respect to that matter.

Responsibilities of Management for the Interim Financial Information

Management is responsible for the preparation and fair presentation of the interim financial information in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of interim financial information that is free from material misstatement, whether due to fraud or error.

Report on Balance Sheet as of December 31, 2023

We have previously audited, in accordance with GAAS, the balance sheet as of December 31, 2023, and the related statements of income, members’ equity, and cash flows for the year then ended (not presented herein); and we expressed an unmodified opinion on those audited financial statements in our report dated June 6, 2024. Our audit report included an emphasis-of-matter section that indicated all revenues were derived from an entity in which the Company’s manager also controls. In our opinion, the accompanying balance sheet of Silver Fuels Processing, LLC as of December 31, 2023, is consistent, in all material respects, with the audited financial statements from which it has been derived.

Shreveport, Louisiana

September 6, 2024

Silver Fuels Processing, LLC

Balance Sheets

as of June 30, 2024 (Unaudited) and December 31, 2023

	June 30, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	4,673	5,990
Accounts receivable, Notes 2 and 4	138,859	0
Prepaid expense	169,627	63,309
Due from related parties, Note 4	68,196	64,037
Other current assets	8,312	0
Total current assets	389,667	133,336

Property and equipment, net, Notes 2 and 3	986,566	1,157,113

Other Assets
Security deposits	12,992	2,992
Total other assets	12,992	2,992

Total assets	1,389,225	1,293,441

Liabilities and members’ equity
Current liabilities
Accounts payable	1,093	325,807
Due to related parties, Note 4	318,468	0
Total current liabilities	319,561	325,807

Members’ equity	1,069,664	967,634

Total liabilities and members’ equity	1,389,225	1,293,441

See independent auditors’ review report and accompanying notes to the financial statements.

Silver Fuels Processing, LLC

Statements of Income

for the three-month and six-month periods ended June 30, 2024 and 2023 (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues
Sales	189,750	150,000	379,500	300,000
Reimbursed expenses - related party	11,478	16,269	58,360	89,561
Total income	201,228	166,269	437,860	389,561

Operating expenses
Bank charges	190	0	340	0
Depreciation	83,886	60,157	164,118	119,808
Insurance	47,238	26,475	80,634	35,300
Miscellaneous	556	833	4,882	7,787
Office supplies	0	157	83	196
Payroll	18,559	18,638	37,413	37,684
Professional fees	9,950	8,773	26,667	24,273
Repairs and maintenance	518	3,636	24,089	46,085
Travel	1,747	3,681	6,094	6,812
Utilities	6,023	8,312	15,965	15,520
Rent	16,000	16,000	32,025	29,500
Contract labor	0	0	5,885	0
Station	4,853	0	9,635	2,219
Total operating expenses	189,520	146,662	407,830	325,184

Income from operations	11,708	19,607	30,030	64,377

Other income
Other income	0	0	0	33,750
Total other income	0	0	0	33,750

Net income	11,708	19,607	30,030	98,127

See independent auditors’ review report and accompanying notes to the financial statements.

Silver Fuels Processing, LLC

Statements of Members’ Equity

for the three-month and six-month periods ended June 30, 2024 and 2023 (Unaudited)

Balance, March 31, 2024 (Unaudited)	997,956

Net income	11,708
Members’ contributions	60,000
Members’ distributions	0

Balance, June 30, 2024 (Unaudited)	1,069,664

Balance, December 31, 2023	967,634

Net income	30,030
Members’ contributions	72,000
Members’ distributions	0

Balance, June 30, 2024 (Unaudited)	1,069,664

Balance, March 31, 2023 (Unaudited)	884,639

Net income	19,607
Members’ contributions	77,500
Members’ distributions	(374,320)

Balance, June 30, 2023 (Unaudited)	607,426

Balance, December 31, 2022	792,619

Net income	98,127
Members’ contributions	121,000
Members’ distributions	(404,320)

Balance, June 30, 2023 (Unaudited)	607,426

See independent auditors’ review report and accompanying notes to the financial statements.

Silver Fuels Processing, LLC

Statements of Cash Flows

for the six-month periods ended June 30, 2024 and 2023 (Unaudited)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities
Net income	30,030	98,127
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	164,118	119,808
(Increase) decrease in:
Accounts receivables	(138,859)	(400,249)
Due from related parties	(4,159)	0
Prepaid expenses	(106,318)	836
Security deposit	(10,000)	0
Other current assets	(8,312)	0
Increase (decrease) in:
Accounts payable	(211,833)	67,243
Due to related party	318,468	0
Net cash provided by (used in) operating activities	33,135	(114,235)

Cash flows from investing activities
Purchases of property and equipment	(106,452)	(21,250)
Net cash used in investing activities	(106,452)	(21,250)

Cash flows from financing activities
Contributions from members	72,000	121,000
Distributions to members	0	(30,000)
Net cash provided by financing activities	72,000	91,000

Net change in cash and cash equivalents	(1,317)	(44,485)

Beginning cash and cash equivalents	5,990	47,015

Ending cash and cash equivalents	4,673	2,530

Supplementary non-cash investing and financing activities:
Assignment of related-party receivable to parent through distributions	0	374,320
Transfer of property improvements to related party	112,880	0

See independent auditors’ review report and accompanying notes to the financial statements.

Silver Fuels Processing, LLC

Notes to the Financial Statements

(1)	Nature of Business

Silver Fuels Processing, LLC, (the “Company”), organized in January 2018, owns, and operates crude oil transfer stations in Texas, New Mexico, and North Dakota. The Company has operated the stations since June of 2018. The Company is a Texas limited liability company in which Jorgan Development (“Jorgan”) (a Louisiana limited liability company) owns 99% of the equity interest and JBAH Holdings, LLC (“JBAH”) (a Texas limited liability company) owns the remaining 1% of equity interest.

(2)	Summary of Significant Accounting Policies

Basis of accounting - The financial statements of the Company have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Basis of presentation and use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - For the purpose of reporting cash flows, cash and cash equivalents include all cash on hand and cash on deposit with maturities of less than three months.

Accounts receivable and allowance for credit losses – All of the Company’s accounts receivable are from one customer, White Claw Crude, LLC (“WCC”), a related party (Note 4). Accounts receivable are generated from fees charged to WCC for the right to use the Company’s crude oil transfer stations to transport their crude oil along various oil pipelines and monthly reimbursable operating expenses. At each balance sheet date, the Company evaluates the need for an allowance for credit loss account and, if deemed necessary, recognizes an expected allowance for credit losses. In addition, also at each reporting date, this estimate is updated to reflect any changes in credit risk since the receivable was initially recorded. This estimate is calculated on a pooled basis where similar risk characteristics exist.

Due to all accounts receivable being due from a related party, and considered 100% collectible, management has not calculated an allowance for credit losses as of June 30, 2024 and December 31, 2023.

Property and equipment – Property and equipment is stated at cost. Depreciation is computed by the straight-line method over the assets’ estimated useful lives of 7 years.

See independent auditors’ review report.

Silver Fuels Processing, LLC

Notes to the Financial Statements

(2)	Summary of Significant Accounting Policies (continued)

Impairment of long-lived assets – The Company regularly assesses all of its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management reviews all material assets annually for possible impairment. If such assets are considered to be impaired, the impairment recognized is measured as the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. No impairment was considered necessary during the periods ended June 30, 2024 and December 31, 2023.

Revenue recognition – All of the Company’s revenues are derived from fees charged for the use of their crude oil transfer stations to transport oil along various pipelines and from reimbursement of certain operating expenses related to the facilitation of this process. The Company has one performance obligation in the form of allowing its customer to utilize their transfer stations. The Company has determined that the customer has obtained the promised service when the customer successfully utilizes the Company’s transfer station to transport oil, as such, the Company recognizes revenue at the point in time that the transfer stations are utilized by the customer. Reimbursed expense income is recognized as the related expenses are incurred. There is no significant financing component in transaction price, as the Company’s customer generally pays within the contractual payment terms of 30 to 60 days.

Income taxes - The Company is a limited liability company that is taxed as a partnership for federal and state income tax purposes. As such, the Company does not pay income taxes, as any income or loss and credits are included in the tax returns of the individual partners. Accordingly, no provision has been made for income taxes in the financial statements.

Under the provisions of FASB ASC 740-10, the Company records a liability for uncertain tax positions when probable that a loss has been incurred and the amount can be reasonably estimated. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Compensated absences – Employees of the Company are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. The Company does not accumulate vacation or sick time, the estimate for the amount of compensation for future absences was immaterial and, accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when paid to the individual employees.

Subsequent events – Management of the Company has evaluated subsequent events, for recognition and disclosure, through September 6, 2024, the date the financial statements were available to be issued.

See independent auditors’ review report.

Silver Fuels Processing, LLC

Notes to the Financial Statements

(3)	Property and Equipment

The following is a summary of property and equipment as of June 30, 2024 and December 31, 2023:

	June 30, 2024	December 31, 2023
Basa station	1,130,787	1,137,216
Midland station	87,581	87,581
Posse Monroe station	689,557	689,557
Wasson station	376,711	376,711
Steel Tanks	64,175	64,175
Sub-total	$2,348,811	$2,355,240
Less: accumulated depreciation	1,362,245	1,198,127
Totals	$986,566	$1,157,113

Depreciation expense related to property and equipment was $83,886 and $60,157 for the three- month periods ended June 30, 2024 and 2023, respectively, and was $164,118 and $119,808 for the six-month periods ended June 30, 2024 and 2023, respectively.

(4)	Related-Party Transactions

As disclosed in Notes 2 and 5, the Company’s only Customer is WCC, a related party owned and managed by Jorgan Development, a Louisiana limited liability company, the majority owner of the Company.

During the year ended December 31, 2021 (the “Effective Date”), the Company entered into a 10- year take or pay agreement (the “Agreement”) with WCC. The Agreement requires that WCC transports greater than or equal to 200,000 barrels per month, the minimum volume commitment (“MVC”), through the Company’s crude transfer stations at a rate of $0.25 per barrel, for the period beginning on the Effective Date and ending June 30, 2023, and $0.275 per barrel, for the period beginning on July 1, 2023 and ending upon the expiration of the Agreement, for quantities up to the MVC and $0.125 for amounts that exceed the MVC. Under the terms of the Agreement, each month WCC does not meet the MVC, it is responsible for paying the Company the amount equal to the MVC times the applicable rate. In addition, the Agreement requires that WCC reimburse the Company for certain operating expenses.

Effective January 1, 2024, the Company and WCC amended the above Agreement to change the MVC to 230,000 barrels per month, the rate per barrel above and beyond the MVC to $0.15, and to extend the maturity date of the Agreement to December 31, 2034.

See independent auditors’ review report.

Silver Fuels Processing, LLC

Notes to the Financial Statements

(4)	Related-Party Transactions (continued)

Revenues from WCC during the three-month periods ended June 30, 2024 and 2023 totaled $201,228 and $166,269, respectively, which includes $189,750 and $150,000, respectively, of fee income, and $11,478 and $16,269, respectively, of reimbursed expenses. Revenues from WCC during the six-month periods ended June 30, 2024 and 2023 totaled $437,860 and $389,561, respectively, which includes $379,500 and $300,000, respectively, of fee income and $58,360 and $89,561, respectively, of reimbursed expenses.

During the periods ended June 30, 2024 and December 31, 2023, the Company provided and received operating loans to and from various related parties. The operating loans have no stated repayments terms. As of June 30, 2024 and December 31, 2023, the Company was due $68,196 and $64,037, respectively, from its related parties and owed $318,468 and $0, respectively, to its related parties.

The Company rents crude oil stations on a month-to-month basis from Endeavor Crude, LLC, a related party owned and managed by Jorgan. Total rent expense related to this lease was $16,000 and $16,000 for the three-month periods ended June 30, 2024 and 2023, respectively, and was $32,025 and $29,500 for the six-month periods ended June 30, 2024 and 2023, respectively, and is included in rent expense on the accompanying statements of income.

(5)	Major Customers and Concentration of Credit Risk

The Company’s only customer is WCC. WCC accounts for 100% of the Company’s revenue for the three and six-month periods ended June 30, 2024 and 2023.

Additionally, the Company and WCC operate in the crude oil industry. The industry concentration has the potential to impact the Company’s overall exposure to credit risk in that WCC may be similarly affected by changes in economic, industry, or other conditions. There is a risk that the Company would not be able to identify and access replacement markets at comparable margins.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Accounts are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. The Company has not experienced any losses in such accounts.

See independent auditors’ review report.

Silver Fuels Processing, LLC

Notes to the Financial Statements

(6)	Adoption of New Accounting Standards

In June 2016, the FASB issued guidance (“ASC 326”) which significantly changed how entities will measure credit losses for most financial assets and certain other instruments that aren’t measured at fair value through net income. The most significant change in this standard is a shift from the incurred loss model to the expected loss model. Under the standard, disclosures are required to provide users of the financial statements with useful information in analyzing an entity’s exposure to credit risk and the measurement of credit losses. The Company did not have significant financial assets that are subject to the guidance in ASC 326. Specifically, the Company’s accounts receivable are substantially all related-party receivables from companies under common ownership. FASB ASC 326 excludes such receivables from the expected loss model.

The Company adopted the standard effective January 1, 2023. The impact of the adoption was not considered material to the financial statements.

(7)	Intent to Sell Membership Interests

On March 21, 2024, the members of the Company entered into a Membership Interest Purchase Agreement with Vivakor, Inc. (“Vivakor”), whereby, at closing, Vivakor will acquire 100% of the membership interests of the Company.

Vivakor’s acquisition of 100% of the membership interests of the Company is subject to various closing conditions. As of the date the financial statements were available to be issued, the acquisition has not yet officially occurred.

See independent auditors’ review report.